UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22884

                             The Gabelli Global Small and Mid Cap Value Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Small and Mid Cap Value Trust

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) total return of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) was 2.9%, compared with a total return of (0.4)% for the Morgan Stanley Capital International (“MSCI”) World SMID Cap Index. The total return for the Fund’s publicly traded shares was (0.4)%. The Fund’s NAV per share was $12.20, while the price of the publicly traded shares closed at $10.40 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)		Since Inception (06/23/14)
	1 Year
Gabelli Global Small and Mid Cap Value Trust
NAV Total Return (b)	2.87%	1.09%
Investment Total Return (c)	(0.38)	(13.07)
MSCI World SMID Cap Index	(0.37)	(1.96)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The MSCI World SMID Cap Index captures mid and small cap representation across 23 developed markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns reflect changes in the NAV per share. Since inception return is based on an initial NAV of $12.00.
(c)	Total returns reflect changes in closing market values on the NYSE. Since inception return is based on an initial offering price of $12.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2015:

The Gabelli Global Small and Mid Cap Value Trust

U.S. Government Obligations	17.7%
Food and Beverage	17.0%
Financial Services	10.7%
Health Care	5.5%
Wireless Communications	4.8%
Automotive: Parts and Accessories	4.6%
Specialty Chemicals	4.1%
Business Services	3.7%
Consumer Products	3.0%
Real Estate	2.5%
Aviation: Parts and Services	2.2%
Hotels and Gaming	2.0%
Retail	1.9%
Aerospace	1.9%
Diversified Industrial	1.8%
Cable and Satellite	1.8%
Energy and Utilities: Electric	1.5%
Publishing.	1.2%
Computer Software and Services	1.2%
Paper and Forest Products	1.0%

Semiconductors	1.0%
Equipment and Supplies	1.0%
Machinery	0.9%
Telecommunications	0.9%
Energy and Utilities: Water	0.8%
Entertainment	0.7%
Energy and Utilities: Integrated	0.6%
Electronics	0.6%
Energy and Utilities: Services	0.6%
Automotive	0.6%
Environmental Services	0.5%
Energy and Utilities: Natural Gas	0.5%
Transportation	0.3%
Broadcasting	0.3%
Manufactured Housing and Recreational Vehicles	0.2%
Consumer Services	0.2%
Closed-End Business Development Company	0.1%
Metals and Mining	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS — 82.1%
	Aerospace — 1.9%
8,000	Aerojet Rocketdyne Holdings Inc.†	$136,235	$125,280
88,000	BBA Aviation plc	290,269	245,320
16,500	Kaman Corp.	671,165	673,365
3,000	Meggitt plc	24,534	16,572
100,000	Rolls-Royce Holdings plc	883,455	847,670
1,390,500	Rolls-Royce Holdings plc, Cl. C†	2,144	2,050

		2,007,802	1,910,257

	Automotive — 0.6%
2,600	Ferrari NV†	128,907	124,800
49,000	Navistar International Corp.†	1,145,326	433,160

		1,274,233	557,960

	Automotive: Parts and Accessories — 4.6%
10,500	Brembo SpA	369,129	509,841
49,000	Dana Holding Corp.	1,040,851	676,200
46,000	Federal-Mogul Holdings Corp.†	509,136	315,100
13,500	Modine Manufacturing Co.†	180,807	122,175
86,754	The Pep Boys - Manny, Moe & Jack†	1,028,875	1,597,141
11,200	Visteon Corp.†	1,134,471	1,282,400

		4,263,269	4,502,857

	Aviation: Parts and Services — 2.2%
10,100	B/E Aerospace Inc.	534,646	427,937
800	Curtiss-Wright Corp.	53,614	54,800
6,250	KLX Inc.†	257,288	192,437
6,500	Precision Castparts Corp.	1,500,164	1,508,065

		2,345,712	2,183,239

	Broadcasting — 0.3%
9,000	Beasley Broadcast Group Inc., Cl. A	52,899	32,310
6,000	Entravision Communications Corp., Cl. A	28,083	46,260
20,000	ITV plc	68,320	81,553
500	Liberty Broadband Corp., Cl. A†	25,309	25,825
1,603	Liberty Broadband Corp., Cl. C†	77,452	83,132

		252,063	269,080

	Business Services — 3.7%
3,000	Aramark	78,477	96,750
4,400	Ascent Capital Group Inc., Cl. A†	194,119	73,568
1,000	Core-Mark Holding Co. Inc.	50,880	81,940
15,000	Diebold Inc.	539,091	451,350
13,000	Fly Leasing Ltd., ADR	187,902	177,450
23,000	Havas SA	187,664	193,889
20,118	JC Decaux SA	715,520	771,776
11,000	Loomis AB, Cl. B	334,391	344,668
6,800	Macquarie Infrastructure Corp.	415,585	493,680
15,000	Recall Holdings Ltd.	80,135	75,967
5,000	Ströeer SE	108,939	314,616
4,000	The Brink’s Co.	88,005	115,440

Shares		Cost	Market Value

12,000	The Interpublic Group of Companies Inc.	$227,975	$279,360
17,552	TNT Express NV	137,618	148,592

		3,346,301	3,619,046

	Cable and Satellite — 1.8%
2,000	AMC Networks Inc., Cl. A†	122,828	149,360
850	Cable One Inc.	226,987	368,611
7,000	Cablevision Systems Corp., Cl. A	221,264	223,300
2,400	Cogeco Cable Inc.	127,699	107,139
1,683	Liberty Global plc, Cl. A†	74,330	71,292
6,263	Liberty Global plc, Cl. C†	266,688	255,343
1,100	Liberty Global plc LiLAC, Cl. C†	43,675	47,300
30,000	Sky plc	456,974	491,796
5,000	Videocon d2h Ltd., ADR†	52,039	44,400

		1,592,484	1,758,541

	Closed-End Business Development Company — 0.1%
13,000	MVC Capital Inc.	162,180	95,810

	Computer Software and Services — 1.2%
8,000	Blucora Inc.†	118,095	78,400
11,000	Carbonite Inc.†	144,700	107,800
3,050	Computer Task Group Inc.	50,854	20,191
10,000	EarthLink Holdings Corp.	36,370	74,300
5,000	EMC Corp.	143,366	128,400
37,000	Global Sources Ltd.†	265,409	288,600
7,000	Internap Corp.†	58,909	44,800
3,000	InterXion Holding NV†	81,282	90,450
10,000	MedAssets Inc.†	306,700	309,400
1,400	Rocket Internet SE†	53,367	42,966

		1,259,052	1,185,307

	Consumer Products — 3.0%
1,200	Church & Dwight Co. Inc.	80,954	101,856
4,000	Coty Inc., Cl. A.	66,714	102,520
200	dorma+kaba Holding AG, Cl. B	98,379	136,482
8,800	Edgewell Personal Care Co.	789,178	689,656
5,400	Energizer Holdings Inc.	172,739	183,924
18,600	Hunter Douglas NV	781,896	731,633
300	L’Oreal SA	48,139	50,632
23,017	Marine Products Corp.	160,146	139,023
6,000	Shiseido Co. Ltd.	108,513	126,245
20,000	Swedish Match AB	665,053	711,252

		2,971,711	2,973,223

	Consumer Services — 0.2%
1,700	Allegion plc	91,332	112,064
1,200	The ADT Corp.	41,340	39,576

		132,672	151,640

	Diversified Industrial — 1.8%
13,000	Ampco-Pittsburgh Corp.	239,124	133,380
1,500	Crane Co.	104,720	71,760

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
10,000	Griffon Corp.	$123,364	$178,000
1,800	Haynes International Inc.	82,152	66,042
19,000	Myers Industries Inc.	318,136	253,080
4,000	Raven Industries Inc.	86,348	62,400
3,000	Smiths Group plc	62,242	41,551
4,000	Sulzer AG	425,551	376,797
36,000	Toray Industries Inc.	288,924	338,450
6,500	Wartsila OYJ Abp	321,168	297,744

		2,051,729	1,819,204

	Electronics — 0.6%
1,200	Agilent Technologies Inc.	43,196	50,172
7,000	Datalogic SpA	81,862	124,760
1,800	Dolby Laboratories Inc., Cl. A	65,485	60,570
12,000	Sony Corp., ADR	348,478	295,320
5,000	Sparton Corp.†	144,523	99,950

		683,544	630,772

	Energy and Utilities: Electric — 1.5%
30,200	Algonquin Power & Utilities Corp.	232,145	238,117
17,000	Cleco Corp.	911,128	887,570
5,000	El Paso Electric Co.	189,922	192,500
6,600	Fortis Inc.	198,159	178,439

		1,531,354	1,496,626

	Energy and Utilities: Integrated — 0.6%
14,000	Hawaiian Electric Industries Inc.	449,501	405,300
85,000	Hera SpA	242,353	226,317

		691,854	631,617

	Energy and Utilities: Natural Gas — 0.5%
300	AGL Resources Inc.	18,072	19,143
6,600	National Fuel Gas Co.	394,130	282,150
1,200	Southwest Gas Corp.	62,843	66,192
12,000	Whiting Petroleum Corp.†	250,851	113,280

		725,896	480,765

	Energy and Utilities: Services — 0.6%
9,000	Cameron International Corp.†	478,112	568,800

	Energy and Utilities: Water — 0.8%
60,600	Beijing Enterprises Water Group Ltd.	40,697	42,459
1,400	Consolidated Water Co. Ltd.	16,458	17,136
23,500	Severn Trent plc	760,674	754,198

		817,829	813,793

	Entertainment — 0.7%
10,093	Media General Inc.†	163,437	163,002
800	Rentrak Corp.†	42,721	38,024
700	The Madison Square Garden Co, Cl. A†	92,590	113,260

Shares		Cost	Market Value

19,000	Vivendi SA.	$469,480	$410,076

		768,228	724,362

	Environmental Services — 0.5%
19,500	Progressive Waste Solutions Ltd.	490,427	459,225
6,000	Tomra Systems ASA	48,111	64,734

		538,538	523,959

	Equipment and Supplies — 1.0%
1,200	A.O. Smith Corp.	80,278	91,932
3,000	Graco Inc.	211,711	216,210
16,000	Interpump Group SpA	215,667	248,997
16,000	Mueller Industries Inc.	475,650	433,600

		983,306	990,739

	Financial Services — 10.6%
350	Alleghany Corp.†	148,676	167,275
1,000	Credit Acceptance Corp.†	124,883	214,020
8,000	FCB Financial Holdings Inc., Cl. A†	259,912	286,320
25,924	Fifth Street Finance Corp.	168,419	165,395
24,000	Flushing Financial Corp.	468,160	519,360
55,800	GAM Holding AG	1,022,497	930,371
1,000	Groupe Bruxelles Lambert SA	82,544	85,669
6,767	H&R Block Inc.	204,766	225,409
40,500	Kinnevik Investment AB, Cl. A	1,398,577	1,264,208
55,500	Kinnevik Investment AB, Cl. B	1,930,999	1,722,571
17,000	PartnerRe Ltd.	2,357,268	2,375,580
48,000	Resona Holdings Inc.	254,150	236,096
20,500	StanCorp. Financial Group Inc.	2,330,926	2,334,540

		10,751,777	10,526,814

	Food and Beverage — 17.0%
24,700	Boulder Brands Inc.†	262,247	271,206
5,000	Britvic plc	58,446	53,624
280	Chocoladefabriken Lindt & Sprungli AG	1,410,500	1,748,602
51,000	Chr. Hansen Holding A/S	2,098,913	3,206,067
5,000	Coca-Cola Amatil Ltd.	44,127	33,884
2,000	Coca-Cola HBC AG	46,963	42,693
74,000	Cott Corp.	552,210	813,260
146,300	Davide Campari-Milano SpA	1,105,657	1,271,939
3,000	Dean Foods Co.	51,759	51,450
12,000	Greencore Group plc	56,480	62,677
1,000	Heineken Holding NV	68,070	77,160
4,000	International Flavors & Fragrances Inc.	398,294	478,560
36,000	ITO EN Ltd.	868,872	934,481
600	J & J Snack Foods Corp.	56,239	70,002
10,500	Kerry Group plc, Cl. A	750,720	876,816
2,000	Keurig Green Mountain Inc.	100,572	179,960
40,200	Kikkoman Corp.	850,736	1,413,079
130,000	Maple Leaf Foods Inc.	2,344,897	2,232,276

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
9,500	Massimo Zanetti Beverage Group SpA†	$108,615	$98,131
125,000	Parmalat SpA	352,815	324,668
11,000	Post Holdings Inc.†	444,294	678,700
1,400	Remy Cointreau SA	118,654	100,431
1,500	SABMiller plc	83,741	89,989
1,600	Snyder’s-Lance Inc.	42,943	54,880
1,800	Symrise AG	97,498	119,971
400	The J.M. Smucker Co.	42,329	49,336
7,000	Treasury Wine Estates Ltd.	33,619	42,337
600	TreeHouse Foods Inc.†	45,838	47,076
35,000	Tsingtao Brewery Co. Ltd., Cl. H	260,723	158,515
215,000	Vitasoy International Holdings Ltd.	279,435	441,094
17,000	Yakult Honsha Co. Ltd.	876,864	842,964

		13,913,070	16,865,828

	Health Care — 5.4%
60,000	AdCare Health Systems Inc.	281,523	149,400
6,000	Akorn Inc.†	202,221	223,860
15,000	Alere Inc.†	610,916	586,350
388	Becton, Dickinson and Co.	55,092	59,787
30,000	BioScrip Inc.†	234,105	52,500
12,000	BioTelemetry Inc.†	144,639	140,160
8,000	Cardiovascular Systems Inc.†	170,146	120,960
1,400	Draegerwerk AG & Co. KGaA	115,840	91,759
17,000	Dyax Corp.†	598,812	639,540
1,724	Endo International plc†	139,782	105,543
4,000	Gerresheimer AG	276,280	313,812
3,500	Health Net Inc.†	151,011	239,610
1,000	ICU Medical Inc.†	60,970	112,780
5,000	iKang Healthcare Group Inc., ADR†	89,024	102,200
25,000	InfuSystems Holdings Inc.†	69,204	76,250
10,000	Innate Pharma SA†	118,971	147,147
7,500	Kindred Healthcare Inc.	94,630	89,325
25,000	Lantheus Holdings Inc.†	94,659	84,500
70,000	Liberator Medical Holdings Inc.	219,585	233,800
1,500	Mallinckrodt plc†	126,573	111,945
4,000	Medivir AB, Cl. B†	81,088	31,037
4,500	Mindray Medical International Ltd., ADR	126,109	122,040
4,500	Myriad Genetics Inc.†	157,888	194,220
20,000	NeoGenomics Inc.†	64,262	157,400
5,000	Orthofix International NV†	173,722	196,050
1,500	Patterson Companies Inc.	68,078	67,815
7,000	Quality Systems Inc.	113,173	112,840
5,000	Rhoen Klinikum AG	164,017	150,407
9,000	SurModics Inc.†	178,954	182,430
2,000	Team Health Holdings Inc.†	87,097	87,780
2,000	Tenet Healthcare Corp.†	88,568	60,600
1,250	The Cooper Companies Inc.	169,856	167,750
4,500	Trinity Biotech plc, ADR	84,818	52,920

Shares		Cost	Market Value

1,000	Zoetis Inc.	$35,770	$47,920

		5,447,383	5,312,437

	Hotels and Gaming — 2.0%
1,819	International Game Technology plc.	34,470	29,431
856,250	Mandarin Oriental International Ltd.	1,509,834	1,327,188
7,000	Ryman Hospitality Properties Inc.	351,165	361,480
225,000	The Hongkong & Shanghai Hotels Ltd.	317,315	250,837

		2,212,784	1,968,936

	Machinery — 0.9%
3,300	Astec Industries Inc.	121,033	134,310
300	Bucher Industries AG	78,593	67,782
26,000	CNH Industrial NV	213,503	179,141
16,000	CNH Industrial NV, New York	129,573	109,440
11,000	Xylem Inc.	395,612	401,500

		938,314	892,173

	Manufactured Housing and Recreational Vehicles — 0.2%
2,000	Cavco Industries Inc.†	147,003	166,620

	Metals and Mining — 0.1%
1,500	Randgold Resources Ltd., ADR	125,262	92,895

	Paper and Forest Products — 1.0%
100,000	Wausau Paper Corp.	1,020,495	1,023,000

	Publishing — 1.2%
1,250	Graham Holdings Co., Cl. B	549,538	606,213
31,365	Journal Media Group Inc.	368,228	377,007
2,000	Meredith Corp.	92,074	86,500
6,000	News Corp., Cl. B	99,320	83,760
3,623	The E.W. Scripps Co., Cl. A	55,492	68,837

		1,164,652	1,222,317

	Real Estate — 2.5%
96,000	BioMed Realty Trust Inc., REIT	2,249,415	2,274,240
3,000	Communications Sales & Leasing Inc.†	71,810	56,070
3,000	Forest City Enterprises Inc., Cl. A†	60,048	65,790
2,700	Griffin Industrial Realty Inc.	74,835	70,443

		2,456,108	2,466,543

	Retail — 1.9%
800	AutoNation Inc.†	45,104	47,728
8,000	CST Brands Inc.	274,919	313,120
1,500	FTD Companies Inc.†	42,876	39,255
1,900	Groupe Fnac†	77,485	112,121
60,000	Hertz Global Holdings Inc.†	1,153,887	853,800
3,000	Kohl’s Corp.	158,548	142,890
1,200	Murphy USA Inc.†	58,913	72,888
1,300	Outerwall Inc.	77,908	47,502
2,800	Penske Automotive Group Inc.	107,266	118,552
2,000	Sally Beauty Holdings Inc.†	52,415	55,780

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Retail (Continued)
3,000	United Natural Foods Inc.†	$119,908	$118,080

		2,169,229	1,921,716

	Semiconductors — 1.0%
20,000	Fairchild Semiconductor International Inc.†	388,074	414,200
50,000	PMC-Sierra Inc.†	590,050	581,000

		978,124	995,200

	Specialty Chemicals — 4.1%
14,000	Airgas Inc.	1,937,587	1,936,480
3,500	Ashland Inc.	373,584	359,450
44,500	Chemtura Corp.†	1,080,990	1,213,515
6,000	H.B. Fuller Co.	245,680	218,820
18,000	Huntsman Corp.	357,980	204,660
1,500	Sensient Technologies Corp.	81,255	94,230
5,000	SGL Carbon SE†	81,362	70,286

		4,158,438	4,097,441

	Telecommunications — 0.9%
10,000	Gogo Inc.†	165,912	178,000
4,000	Harris Corp.	311,854	347,600
6,000	Hellenic Telecommunications Organization SA, ADR	41,840	28,500
2,400	Loral Space & Communications Inc.†	132,185	97,704
100,000	Pharol SGPS SA†	117,247	29,451
33,000	Telekom Austria AG	210,582	180,857

		979,620	862,112

	Transportation — 0.3%
7,000	GATX Corp.	398,471	297,850

	Wireless Communications — 4.8%
2,555,000	Cable & Wireless Communications plc	1,970,647	2,798,586
28,100	Millicom International Cellular SA, SDR	2,154,793	1,619,467
40,000	TeleCommunication Systems Inc., Cl. A†	197,672	198,800
3,000	United States Cellular Corp.†	116,970	122,430

		4,440,082	4,739,283

	TOTAL COMMON STOCKS	80,178,681	81,338,762

	PREFERRED STOCKS — 0.2%
	Financial Services — 0.1%
4,781	The Phoenix Companies Inc., 7.450%	90,684	97,485

Shares		Cost	Market Value

	Health Care — 0.1%
6,000	AdCare Health Systems Inc., 10.875%, Ser. A	$132,202	$132,000

	TOTAL PREFERRED STOCKS	222,886	229,485

	RIGHTS — 0.0%
	Health Care — 0.0%
28,000	Prosensa Holding, CVR†	27,781	27,720

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 17.7%
$17,565,000	U.S. Treasury Bills, 0.000% to 0.280%††, 01/28/16 to 06/23/16	17,557,533	17,558,643

TOTAL INVESTMENTS — 100.0%		$97,986,881	99,154,610

Other Assets and Liabilities (Net)			(17,568)

NET ASSETS — COMMON STOCK
(8,123,035 common shares outstanding)			$99,137,042

NET ASSET VALUE PER COMMON SHARE
($99,137,042 ÷ 8,123,035 shares outstanding)			$12.20

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	62.5%	$61,986,392
Europe	26.8	26,554,213
Latin America	5.4	5,380,335
Japan	4.2	4,186,635
Asia/Pacific	1.1	1,047,035

Total Investments	100.0%	$99,154,610

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $97,986,881)	$99,154,610
Foreign currency, at value (cost $171,860)	170,689
Cash	9,509
Receivable for investments sold	369,921
Dividends and interest receivable	80,417
Prepaid expenses	2,596

Total Assets.	99,787,742

Liabilities:
Payable for Fund shares repurchased	11,473
Payable for investments purchased	419,315
Payable for investment advisory fees	83,867
Payable for payroll expenses	33,902
Payable for accounting fees	7,500
Payable for shareholder communications expenses	52,546
Other accrued expenses	42,097

Total Liabilities	650,700

Net Assets
(applicable to 8,123,035 shares outstanding)	$99,137,042

Net Assets Consist of:
Paid-in capital	$97,286,874
Accumulated net investment loss	(28,140)
Accumulated net realized gain on investments and foreign currency transactions	712,859
Net unrealized appreciation on investments	1,167,729
Net unrealized depreciation on foreign currency translations	(2,280)

Net Assets	$99,137,042

Net Asset Value per Common Share:
($99,137,042 ÷ 8,123,035 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.20

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $92,508)	$1,371,756
Interest	13,750

Total Investment Income	1,385,506

Expenses:
Investment advisory fees	997,157
Shareholder communications expenses	207,965
Payroll expenses	107,523
Custodian fees	49,018
Accounting fees	45,000
Trustees’ fees	43,750
Legal and audit fees	28,253
Shareholder services fees	10,395
Interest expense	1,259
Miscellaneous expenses	38,492

Total Expenses	1,528,812

Less:
Expenses paid indirectly by broker (See Note 3)	(3,510)

Net Expenses	1,525,302

Net Investment Loss	(139,796)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	864,354
Net realized loss on foreign currency transactions	(15,928)

Net realized gain on investments and foreign currency transactions	848,426

Net change in unrealized appreciation/depreciation:
on investments	1,848,178
on foreign currency translations	24,723

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,872,901

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	2,721,327

Net Increase in Net Assets Resulting from Operations	$2,581,531

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Changes in Net Assets

Year Ended	Period Ended
December 31, 2015	December 31, 2014(a)

Operations:
Net investment loss	$(139,796)	$(575,116)
Net realized gain on investments and foreign currency transactions	848,426	93,645
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,872,901	(707,452)

Net Increase/(Decrease) in Net Assets Resulting from Operations	2,581,531	(1,188,923)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	—	99,229,373
Net decrease from repurchase of common shares	(1,299,995)	(283,744)
Net decrease from costs charged to repurchase of common shares	(1,200)	—

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(1,301,195)	98,945,629

Net Increase in Net Assets Attributable to Common Shareholders	1,280,336	97,756,706

Net Assets Attributable to Common Shareholders:
Beginning of period	97,856,706	100,000

End of period (including undistributed net investment income of $0 and $0, respectively)	$99,137,042	$97,856,706

(a)	The Fund commenced investment operations on June 23, 2014.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout the period:

	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Operating Performance:

Net asset value, beginning of period	$11.86		$12.00

Net investment loss	(0.02	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.34		(0.07)

Total from investment operations	0.32		(0.14)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.32		(0.14)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.02		0.00	(c)
Decrease in net asset value from costs charged to repurchase of common shares	(0.00	)(c)	—

Total from Fund share transactions	0.02		0.00	(c)

Net Asset Value Attributable to Common Shareholders, End of Period	$12.20		$11.86

NAV total return †	2.87%		(1.17)%

Market value, end of period	$10.40		$10.44

Investment total return ††	(0.38)%		(13.00)%

Ratios to Average Net Assets and Supplemental Data:
Net assets end of period (in 000’s)	$99,137		$97,857
Ratio of net investment income to average net assets	(0.14)%		(1.12	)%(d)
Ratio of operating expenses to average net assets	1.53	%(e)	1.58	%(d)
Portfolio turnover rate	114.0%		20.0%

†	Based on net asset value per share. Total return for a period of less than one year is not annualized.
††	Based on market value per share. Total return for a period of less than one year is not annualized.
(a)	The Fund commenced investment operations on June 23, 2014.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) is a diversified closed-end management investment company organized as a Delaware statutory trust on August 19, 2013 and registered under the 1940 Act. Investment operations commenced on June 23, 2014. The Fund had no operations prior to June 23, 2014, other than matters relating to its organization and registration as a closed-end management company under the 1940 Act, and the sale of 8,333 common shares for $100,000 on January 22, 2014 to The Gabelli Dividend & Income Trust (“the Trust”). On June 23, 2014, the Trust contributed $99,229,373 in cash in exchange for 8,269,115 shares of the Fund, and on the same date distributed such shares to the holders of record on June 16, 2014 at the rate of one common share of the Fund for every ten common shares of the Trust.

The Fund’s investment objective is to seek long term growth of capital. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium sized market capitalizations (“small cap” and “mid cap” companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the U.S. and in at least three countries.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Aerospace	$ 1,908,207	$ 2,050	—	$ 1,910,257
Other Industries (a)	79,428,505	—	—	79,428,505
Total Common Stocks	81,336,712	2,050	—	81,338,762
Preferred Stocks (a)	229,485	—	—	229,485
Rights (a)	—	—	$27,720	27,720
U.S. Government Obligations	—	17,558,643	—	17,558,643
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$81,566,197	$17,560,693	$27,720	$99,154,610

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, protecting the value of its portfolio against uncertainty in the level of future currency exchange rates, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. A Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities as of December 31, 2015.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, short term gain netted against current year net operating loss, and securities no longer considered investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to decrease accumulated net loss by $116,207 and decrease net realized gain on investments and foreign currency transactions by $116,001, with an offsetting adjustment to paid-in capital.

No distributions were made during the year ended December 31, 2015 or the period ended December 31, 2014.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$1,143,457
Undistributed long term capital gains	240,936
Net unrealized appreciation on investments and foreign currency translations	561,116
Qualified late year loss deferral*	(95,341)

Total	$1,850,168

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2015, the Fund elected to defer $95,341 of late year long term capital losses.

The Fund is permitted to carry capital loss forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary differences between book basis and tax basis net unrealized depreciation on investments were primarily due to wash sales for tax purposes and mark-to-market adjustments on passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$98,591,214	$10,163,011	$(9,599,615)	$563,396

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2015, the Adviser has reviewed the open tax year and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns will remain open for three fiscal years, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $42,476 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended December 31, 2015 was $3,510.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2015, the Fund paid or accrued $107,523 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $2,000, the Proxy Voting Committee Chairman receives an annual fee of $1,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $98,085,521, and $96,027,563, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2015, the Fund repurchased and retired 127,301 of its common shares at a cost of $1,299,995 and an average discount of 14.26% from its net asset value. During the period ended December 31, 2014, the Fund repurchased and retired 27,112 of its common shares at a cost of $283,744 and an average discount of 11.91% from its net asset value.

Transactions in common shares were as follows:

	Year Ended		Period Ended
	December 31, 2015		December 31, 2014(a)
	Shares	Amount	Shares	Amount
Initial seed capital	—	—	8,333	$100,000
Additional shares issued in conjunction with the spin-off from the Trust	—	—	8,269,115	99,229,373
Decrease from repurchase of common shares	(127,301)	$(1,299,995)	(27,112)	(283,744)

Net increase/(decrease) from issuance and repurchase of common shares	(127,301)	$(1,299,995)	8,250,336	$99,045,629

(a)	The Fund commenced investment operations on June 23, 2014.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Global Small and Mid Cap Value Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Small and Mid Cap Value Trust (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period June 23, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Small and Mid Cap Value Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 73	Since 2013**	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 80	Since 2013***	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 77	Since 2013**	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 76	Since 2013***	9	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking)

Kuni Nakamura Director Age: 47	Since 2013*	16	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore J. Zizza Trustee Age: 70	Since 2013*	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2013	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Vice President and Secretary Age: 43	Since 2014	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2013	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2014	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Wayne C. Pinsent, CFA Vice President and Ombudsman Age: 30	Since 2014	Vice President and Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Research Analyst for G.research, LLC since 2010; Marketing for GAMCO Investors Inc. 2008-2010

Camillo Schmidt-Chiari Assistant Vice President and Ombudsman Age: 35	Since 2014	Assistant Vice President and Ombudsman of The Gabelli Global Small and Mid Cap Value Trust.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. However, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Trustees (the “Board”) of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to review and approve the terms of the Fund’s proposed investment advisory agreement. In this regard, the Board reviewed and approved the Investment Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund. The Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Independent Board Members considered the nature, quality, and extent of proposed administrative and shareholder services to be performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as trustees, and other services. The Independent Board members concluded that the proposed services are extensive in nature.

Investment Performance of the Fund and the Adviser. The Independent Board Members considered short-term and long-term investment performance for other registered and unregistered funds advised or subadvised by the Adviser and its affiliates that invest regularly in small and mid cap companies over various periods of time as compared with both relevant equity indices and the performance of the Fund’s Lipper, Inc. peer group and concluded that, although the Fund had no performance history as it had not yet commenced operations, the Adviser appeared to have the capability of delivering satisfactory performance results consistent with the investment strategies to be pursued by the Fund.

Cost of Services and Profits Realized by the Adviser.

(a) Cost of Services to the Fund: Fees and Expenses. The Independent Board Members considered the Fund’s proposed advisory fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for nonfund clients. The Independent Board Members recognized that the advisory fee to be paid by the Fund was slightly higher than the median fee to its peer group, but concluded that the fee is acceptable based on the qualifications, experience, reputation, and performance of the Adviser.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs and discussed the potential profitability of the Fund. The Independent Board Members concluded that the potential profitability of the Fund to the Adviser was acceptable.

Extent of Economies of Scale as Fund Grows. The Independent Board Members considered whether economies of scale would occur with respect to the management of the Fund and whether the Fund would benefit from any economies of scale. The Independent Board members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Independent

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Continued)

Board members concluded that after the completion of the offering, meaningful economies of scale could not occur in the absence of secondary offerings.

Whether Fee Levels Reflect Economies of Scale. The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the initial asset size of the Fund and any economies of scale that could exist. The Independent Board members concluded that the investment advisory fee for the Fund did not take into account any potential economies of scale that might develop.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered that brokerage commissions could be paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall out” benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable.

Conclusions. In considering the proposed Advisory Agreement, the Independent Board Members did not identify any factor as all important and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on their review, it was the judgment of the Independent Board members that the Fund would enjoy highly experienced portfolio advisory services and good ancillary services at an acceptable fee and, therefore, approval of the Advisory Agreement would be in the best interests of shareholders. Upon conclusion of their review and discussion, the Independent Board Members unanimously agreed to recommend the approval of the Advisory Agreement for the Fund.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGZX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman &

Chief Executive Officer,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Wayne C. Pinsent, CFA

Vice President & Ombudsman

Camillo Schmidt-Chiari

Assistant Vice President &

Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher

& Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGZ Q4/2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,000 for 2014 and $30,000 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2014 and $3,916 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Kuni Nakamura, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

 Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – January 15, 2015

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the

Revised – January 15, 2015

INTERNAL USE ONLY

committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

Revised – January 15, 2015

INTERNAL USE ONLY

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Revised – January 15, 2015

INTERNAL USE ONLY

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.  Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

Revised – January 15, 2015

INTERNAL USE ONLY

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised – January 15, 2015

INTERNAL USE ONLY

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Revised – January 15, 2015

INTERNAL USE ONLY

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

Revised – January 15, 2015

INTERNAL USE ONLY

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised – January 15, 2015

INTERNAL USE ONLY

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised – January 15, 2015

INTERNAL USE ONLY

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He has focused on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2015. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	21.3B	5	4.4B
	Other Pooled Investment Vehicles:	29	900.5M	18	795.6M
	Other Accounts:	1,634	15.1B	20	1.7B

2. Kevin V. Dreyer	Registered Investment Companies:	6	5.5B	2	2.3B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	345	1.1B	1	11.5M

3. Jeff Jonas	Registered Investment Companies:	3	5.3B	1	2.2B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	65	111.4M	2	23.9M

4. Christopher J. Marangi	Registered Investment Companies:	6	5.9B	3	2.5B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	350	1.2B	2	18.3M

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The

Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi owned over $1,000,000, $10,001 - $50,000, $10,001 - $50,000, and $10,001- $50,000, respectively of shares of the Trust as of December 31, 2015.

(b)      Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/15 through 07/31/15	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 8,218,891 Preferred – N/A
Month #2 08/01/15 through 08/31/15	Common – 23,155 Preferred – N/A	Common - $10.1167 Preferred – N/A	Common – 23,155 Preferred – N/A	Common – 8,218,891 – 23,155 = 8,195,736 Preferred – N/A
Month #3 09/01/15 through 09/30/15	Common – 31,243 Preferred – N/A	Common - $10.0825 Preferred – N/A	Common – 31,243 Preferred – N/A	Common – 81,195,736 – 31,243 = 8,164,493 Preferred – N/A

Month #4 10/01/15 through 10/31/15	Common – 6,163 Preferred – N/A	Common - $10.1968 Preferred – N/A	Common – 6,163 Preferred – N/A	Common – 8,164,493 – 6,163 = 8,158,330 Preferred – N/A
Month #5 11/01/15 through 11/30/15	Common – 23,443 Preferred – N/A	Common - $10.3767 Preferred – N/A	Common – 23,443 Preferred – N/A	Common – 8,158,330 – 23,443 = 8,134,887 Preferred – N/A
Month #6 12/01/15 through 12/31/15	Common – 11,852 Preferred – N/A	Common - $10.2896 Preferred – N/A	Common – 11,852 Preferred – N/A	Common – 8,134,887 – 11,852 = 8,123,035 Preferred – N/A
Total	Common – 95,956 Preferred – N/A	Common - $10.2008 Preferred – N/A	Common – 95,956 Preferred – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Global Small and Mid Cap Value Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/2016

* Print the name and title of each signing officer under his or her signature.